SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                   FORM 8-K
                                CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of Report (Date of earliest event reported): April 30, 2001

                    WEBTECH INTERNATIONAL INVESTORS GROUP, INC.
              (Exact name of registrant as specified in its charter)

       Delaware                   0-31461                23-3048618
    (State or other          (Commission File        (I.R.S. Employer
    jurisdiction of               Number)            Identification No.)
    incorporation)

                   3000 Northwoods Parkway, Suite 240
                     Norcross, South Carolina 30071
           (Address of principal executive offices) (Zip Code)

                             (770) 416-8002
            (Registrant's telephone number, including area code)

Item 1.     Changes in Control of Registrant.

(a) On April 30, 2001, Pursuant to an Agreement and Plan of Reorganization (the "Acquisition Agreement") dated April 17, 2001, Webtech International Investors Group, Inc. (the "Company"), a Delaware corporation, acquired 7,768,000 shares of common stock of DT Solutions, Inc. ("DT"), a Georgia corporation, from the shareholders thereof in an exchange for 7,768,000 shares of common stock of the Company (the "Acquisition"). In addition, the Company agreed to pay consulting fees of $17,500 and $7,500 cash to William Tay (who was a principle of the Company acting as its sole officer and director) and William Tuorto (who was a consultant to the Company), respectively, to assist the Company in the transition of ownership. Finally, Dotcom Internet Ventures, Ltd. surrendered for cancellation certificates representing 4,750,000 shares of the Company's Common Stock, leaving it with a balance of 250,000 shares of common stock in the Company.

The Acquisition was approved by the unanimous consent of the Board of Directors of the Company on April 17, 2001, and closed on April 30, 2001. As a result of and pursuant to the Acquisition, William Tay resigned as the sole director of the Company, and the Company appointed Anthony Albertini, Michael Brewton, Farid Sadri, June Cuba and Dawn DeCarlo as the directors. Mr. Albertini was appointed chairman of the board, president and chief executive officer. Ms. Cuba was appointed vice president and secretary/treasurer. Messrs. Brewton and Sadri and Ms. DeCarlo were appointed vice presidents.

The Company's authorized capital stock consists of 100,000,000 shares of common stock, $.001 par value, of which 5,000,000 shares of common stock were issued and outstanding prior to the Acquisition, of which 4,750,000 shares were surrendered for cancellation at the time of the Acquisition. Pursuant to the Acquisition, the Company issued 7,768,000 shares of common stock, leaving a balance outstanding of 8,018,000 shares. There are also 20,000,00 shares of non-designated preferred stock of which no shares are designated or issued.

A copy of the Acquisition Agreement is filed as an exhibit to this Form 8-K and is incorporated in its entirety herein. The foregoing description is modified by such reference.

(b) The following table contains information regarding the shareholdings of the Company's current directors and executive officers and those persons or entities who beneficially own more than 5% of its common stock (giving effect to the exercise of the warrants held by each such person or entity):

Name and Position              Number of Shares of       Percent of Common
                                of Common Stock         Stock Beneficially
                                Beneficially Owned           Owned (1)

Anthony Albertini                   2,160,000                 26.9%
C/o DT Solutions, Inc.
3000 Northwoods Parkway
Suite 240
Norcross, South Carolina 30071

Michael Brewton                     2,160,000                 26.9%
C/o DT Solutions, Inc.
3000 Northwoods Parkway
Suite 240
Norcross, South Carolina 30071

Farid Sadri                         2,160,000                 26.9%
C/o DT Solutions, Inc.
3000 Northwoods Parkway
Suite 240
Norcross, South Carolina 30071

June M. Cuba                          510,000                  6.4%
C/o DT Solutions, Inc.
3000 Northwoods Parkway
Suite 240
Norcross, South Carolina 30071

Dawn DeCarlo                          510,000                  6.4%
C/o DT Solutions, Inc.
3000 Northwoods Parkway
Suite 240
Norcross, South Carolina 30071

All officers and directors          7,500,000                 93.5%
As a group

(1) Based upon 8,018,000 shares of Common Stock issued and outstanding as of May 7, 2001.

Item 2.     Acquisition Or Disposition Of Assets.

As described in Item 1 herein, on April 30, 2001, the Company acquired all of the issued and outstanding common stock of DT from its shareholders:
Anthony Albertini (2,160,000 shares), Farid Sadri (2,160,000 shares), Michael Brewton (2,160,000 shares), Dawn DeCarlo (510,000 shares), June M. Cuba (510,000 shares), Marion Pratt (3,000 shares), Buford Salmon (15,000 shares), and Robert J. Mottern (250,000 shares). The consideration exchanged pursuant to the Acquisition Agreement was negotiated between the shareholders of DCIV, the Company and DT. In evaluating the Acquisition, the shareholders of the Company used criteria such as the value of assets of DT, DT's ability to manage and expand its business, DT's ability to compete in the market place, DT's current and anticipated business operations, and DT's management's experience and business plan. In evaluating the Company, DT placed primary emphasis on the Company's status as a reporting company under Section 12(g) of the Securities Exchange Act of 1934, as amended, the Company's clean financial condition, and the Company's facilitation of DT's goal of becoming a fully reporting company under the Act.

DT was incorporated in the State of Georgia on March 22, 2001 and is headquartered in Norcross, Georgia. The Company was formed to provide outsourced technology services to third-parties through certified independent contractors and contract employee programs. Among the industries in which DT will provide technicians will be in the installation and repair of digital subscriber lines, high-speed satellite two-way internet service, broadband, cable, alarm systems and personal computer and networking services.

Item 3.     Bankruptcy or Receivership.

Not applicable.

Item 4.     Changes in Registrant's Certifying Accountant.

Following the acquisition of DT, the Company plans to evaluate whether it should retain an independent public auditor closer in geography to the Company's operations and with the resources to handle the Company's expected level of business, but at this time no decision has been made to terminate the Company's existing auditor or retain another auditor.

Item 5.     Other Events.

Not applicable.

Item 6.     Resignations Of Directors And Executive Officers.

William Tay, the sole officer and director of the Company, resigned effective on April 30, 2001. The resignation was pursuant to the transaction described in Item 1 herein, and not as the result of any disagreement with management. The Company has appointed Anthony Albertini, Michael Brewton, Farid Sadri, June M. Cuba, and Dawn DeCarlo as directors, all of whom were directors of DT prior to its acquisition by the Company.

Background information on each of the new officers and director is set forth below:

Anthony J. Albertini is the chairman and chief executive officer of the Company. Prior to joining the Company, from January 2000 to February 2001, Mr. Albertini was employed as a consultant with Greyfield Consultants, Inc., which provided financial and business consulting services to small businesses and technology startups. From November 1989 to December 1999, Mr. Albertini was president of Albertini Restaurant, Inc., which operated restaurants in the Atlanta metro area.

Michael A. Brewton is a vice president and director of the Company. Prior to joining the Company, since August 1992 Mr. Brewton was the president and owner of Advanced Leadership and Security, Inc., which was involved in the alarm consulting business.

Farid Sadri is a vice president and director of the Company. From 2000 to the date he joined the Company, Mr. Sadri was employed by Intellicom as an installer and field manager, where he handled and supervised DSL and DSS installations. From 1999 to 2000, Mr. Sadri was a web designer and programmer with International Business Systems. From 1995 to 1999, Mr. Sadri was a manager with Cafe Rennaissance, a restaurant in the Atlanta metro area.

June M. Cuba is the secretary/treasurer, vice president and a director of the Company. Prior to joining the Company, from November 1999 to March 2001, Ms. Cuba was a vice president of Greyfield Consulting, Inc., which provided financial and business consulting services to small businesses and technology startups. From August 1997 to October 1998, Ms. Cuba was a vice president of Classic Restaurants International, Inc., which operated two dinner theatres in Florida. From August 1992 to August 1997, Ms. Cuba was employed as an office manager with Destiny Travel in Atlanta, Georgia.

Dawn E. DeCarlo is a vice president and director of the Company. Prior to joining the Company, from May 2000 to March 2001, Ms. DeCarlo was general manager with Exciting Gifts, which operated a catalogue and web site selling international gift items. From October 1999 to May 2000, Ms. DeCarlo was general manager of Cafe Rennaissance, a restaurant in the Atlanta metro area. From January 1992 to September 1999, Ms. DeCarlo was general manager of the Musicana Supper Club, a dinner theatre in Florida owned by Classic Restaurants International, Inc.

Item 7.     Financial Statements, Pro Forma Financial Information and
            Exhibits.

     (a) Financial Statements of Businesses Acquired: DT did not engage in active business prior to its acquisition by the Company, and therefore no historical financial statements are required.

     (b) Pro Forma Financial Information:  None required.

     (c) Exhibits:

Exhibit No.            Description

    2 Agreement and Plan of Reorganization by and among Webtech International Investors, Group, Inc., Dotcom Internet
           Ventures, Ltd., DT Solutions, Inc. and the shareholders of DT Solutions, Inc.

Item 8.     Change in Fiscal Year.

Not Applicable.

Item 9.     Sales of Equity Securities Pursuant to Regulation S.

Not Applicable.

                                 SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                            WEBTECH INTERNATIONAL INVESTORS GROUP, INC.

Date:  May 15, 2001         /s/ June M. Cuba
                            By: June M. Cuba
                            Its: Vice President and Secretary